UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2011

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 17, 2009, Bryn Mawr Bank Corporation, a Pennsylvania corporation (the “Corporation”), in connection with the offer and sale from time to time by the Corporation of 850,000 shares of the Corporation’s Common Stock, par value $1.00 per share (“Shares”) filed with the Securities and Exchange Commission a Registration Statement on Form S-3 (File No. 333-159588) (the “Registration Statement”) under the Securities Act of 1933, as amended. The Shares are issuable pursuant to the Corporation’s Dividend Reinvestment and Stock Purchase Plan, effective July 20, 2009.

This Current Report on Form 8-K is being filed to present a certain exhibit that shall be incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 5.1	Opinion of Stradley Ronon Stevens & Young, LLP, dated December 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Fredrick C. Peters
Chairman and CEO

Date: December 28, 2011

EXHIBITS INDEX

Exhibit	Description

Exhibit 5.1	Opinion of Stradley Ronon Stevens & Young, LLP, dated December 28, 2011